                                                               EXHIBIT 10.6(iii)

                    AMENDMENT NO. 2 TO SECOND AMENDED AND
                   RESTATED SENIOR SECURED CREDIT AGREEMENT

          AMENDMENT NO. 2 dated as of June 30, 1996 (the "Amendment") to the SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT dated as of June
30, 1994 (as amended by the Limited Waiver, Consent and Amendment No. 1 dated as of June 30, 1995, the "Restated Credit Agreement") between CB COMMERCIAL REAL ESTATE GROUP, INC., a Delaware corporation (the "Borrower"), and THE SUMITOMO BANK, LIMITED (the "Lender").

                                    RECITALS
                                    --------

          WHEREAS, the Borrower has advised the Lender that it proposes to acquire all of the issued and outstanding capital stock of L.J. Melody & Company, a Texas corporation, and L.J. Melody & Company of California, a Texas corporation;

          WHEREAS, after the Melody Acquisition, Melody will be a wholly-owned Subsidiary of the Borrower;

          WHEREAS, the Borrower has requested the Lender to modify the provisions of Sections 6.01 and 6.02 to permit the Borrower to consummate the Melody Acquisition on substantially the terms set forth in the Melody Acquisition Documents as in effect on the Amendment Effective Date; and

          WHEREAS, the Lender is willing to enter into this Amendment on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------
          1.   Definitions. Terms defined in the Restated Credit Agreement (as
               -----------
amended hereby) and not otherwise defined herein are used herein as therein defined.

          2.   Amendments to Restated Credit Agreement. Effective on the
               ---------------------------------------
Amendment Effective Date (as defined in Section 8 below), the Restated Credit Agreement is hereby amended as follows:

               2.01. Amendment to Section 1.01. Section 1.01 of the Restated
                     -------------------------
Credit Agreement is hereby amended by inserting therein, in appropriate alphabetical order, the following new definitions of terms:

          (i)  The term "Melody" shall have the following meaning:

               "Melody" shall mean L.J. Melody & Company, a Texas corporation.
                ------

          (ii) The term "Melody Acquisition" shall have the following meaning:

               "Melody Acquisition" shall mean, collectively, (i) the
                ------------------
                purchase by CB Commercial Mortgage Company, Inc., a California
                corporation that is a wholly-owned Subsidiary of
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               the Borrower ("CB Mortgage"), of (x) all of the issued and outstanding capital stock of Melody pursuant to and in accordance with the terms of the Melody Stock Purchase Agreement and (y) all of the issued and outstanding capital stock of Melody California pursuant to and in accordance with the terms of the Melody California Stock Purchase Agreement, for aggregate consideration in an amount not in excess of $15,000,000, of which not more than $9,000,000 shall be paid in cash upon consummation thereof and at least $3,000,000 of which shall be paid by issuance of the Melody Seller Senior Notes to the Melody Stockholders and at least $3,000,000 shall be paid by issuance of the Melody Seller Contingent Notes to the Melody Stockholders, and (ii) consummation of the merger (the "Melody Merger") of CB Mortgage with and into Melody, a wholly-owned Subsidiary of CB Mortgage, pursuant to and in accordance with the terms of the Melody Merger Agreement and the subsequent merger of Melody California with and into Melody.

         (iii) The term "Melody Acquisition Documents" shall have the following meaning:

               "Melody Acquisition Documents" means, collectively, the Melody
                ----------------------------
               Stock Purchase Agreement, the Melody California Stock Purchase Agreement, the Melody Merger Agreement and each agreement, document and instrument ancillary thereto entered into in connection therewith, in each case together with all schedules and exhibits thereto.

         (iv)  The term "Melody California" shall have the following meaning:

               "Melody California" shall mean L.J. Melody & Company of
                -----------------
               California, a Texas corporation.

         (v) The term "Melody California Stock Purchase Agreement" shall have the following meaning:

               "Melody California Stock Purchase Agreement" means the Stock
                ------------------------------------------
               Purchase Agreement dated as of June 27, 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Limited Waiver, Consent and Amendment No. 2 hereto dated as of June 30, 1996 (the "Second Amendment")).

         (vi) The term "Melody Loan Arbitrage Facility" shall have the following meaning:

               "Melody Loan Arbitrage Facility" means a credit facility provided
                ------------------------------
               to Melody by any depository bank in which Melody deposits payments made on mortgage loans for which Melody is servicer prior to distribution of such payments to or for the benefit of the holders of such loans, so long as (i) Melody applies all proceeds of loans made under such credit facility to purchase Permitted Investments, and (ii) all Permitted Investments purchased by Melody with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

        (vii) The term "Melody Merger Agreement" shall have the following meaning:

               "Melody Merger Agreement" means the Agreement and Plan of Merger
                -----------------------
               between CB Mortgage and Melody providing for the merger of CB Mortgage with and into Melody, and the articles or certificate of merger, if any, required to be in the office of the secretary of state, or other public official, in any jurisdiction in order to effect the Melody Merger.

        (viii) The term "Melody Mortgage Warehousing Facility" shall have the following meaning:

               "Melody Mortgage Warehousing Facility" means the credit facility
                ------------------------------------
               provided by Residential Funding Corporation ("RFC"), pursuant to which RFC makes loans to Melody, the proceeds of which loans are applied by Melody to fund commercial mortgage loans originated and owned by Melody subject to an unconditional, irrevocable commitment to purchase such mortgage loans by the Federal Home Loan Mortgage Corporation, so long as loans made by RFC to Melody thereunder are secured by a pledge of commercial mortgage loans made by Melody with the proceeds of such loans, and RFC has a perfected first priority security interest therein, to secure loans made under such credit facility.

        (ix) The term "Melody Permitted Indebtedness" shall have the following meaning:

               "Melody Permitted Indebtedness" shall mean Indebtedness
                -----------------------------
               of Melody under the Melody Loan Arbitrage Facility, the Melody Mortgage Warehousing Facility and the Melody
               Working Capital Facility, and in respect of the Melody
               Seller Senior Notes and the Melody Seller Contingent
               Notes.

        (x) The term "Melody Seller Contingent Notes" shall have the following meaning:

               "Melody Seller Contingent Notes" means the Contingent Promissory
                ------------------------------
               Notes due July 1, 2001 issued by CB Mortgage to the Melody Stockholders, in substantially the form attached as Exhibit B to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,000 less the
                                                                ----
               aggregate amount of payments of principal thereof required to be made in respect thereof at or prior to such time in accordance with the terms thereof.

        (xi) The term "Melody Seller Senior Notes" shall have the following meaning:

               "Melody Seller Senior Notes" means the Senior Promissory Notes
                --------------------------
               due July 1, 1998 issued by CB Mortgage, to the Melody Stockholders, in substantially the form attached as Exhibit A to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,000 less the
                                                                ----
               aggregate amount of payments of principal required to be made in respect thereof at or prior to such time in accordance with the terms thereof.

        (xii) The term "Melody Stock Purchase Agreement" shall have the following meaning:

               "Melody Stock Purchase Agreement" means the Stock Purchase
                -------------------------------
               Agreement dated as of June 27, 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Second Amendment).

        (xiii) The term "Melody Stockholders" shall have the following meaning:

               "Melody Stockholders" means, together, Lawrence J. Melody and
                -------------------
               John M. Bradley.

        (xiv) The term "Melody Working Capital Facility" shall have the following meaning:

               "Melody Working Capital Facility" means a credit facility
                -------------------------------
               provided by a financial institution to Melody, so long as (i) the proceeds of loans thereunder are applied only to provide working capital to Melody, (ii) loans under such credit facility are unsecured, and (iii) the aggregate principal amount of loans outstanding under such credit facility at no time exceeds $1,000,000.

               2.02. Amendment to Section 6.01. Section 6.01 of the Restated
                     -------------------------
Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) therein, and (ii) inserting after clause (g) and before the proviso at the end of Section 6.01, new clauses (h) and (i), as follows:

          (h) Liens on Permitted Investments owned by Melody, to secure Indebtedness under the Melody Loan Arbitrage Facility, if such Permitted Investments were acquired by Melody with the proceeds of incurrence of such Indebtedness; and

          (i) Liens on commercial mortgage loans originated and owned by Melody subject to an irrevocable, unconditional commitment to purchase such commercial mortgage loans made by the Federal Home Loan Mortgage Corporation, to secure Indebtedness of Melody under the Melody Warehousing Facility;

               2.03. Amendment to Section 6.02. Section 6.02 of the Restated
                     -------------------------
Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (j) therein, (ii) deleting the period at the end of clause (k) and inserting in place thereof a semicolon, and (iii) inserting at the end thereof new clauses (1) and (m), as follows:

          (l)  Melody Permitted Indebtedness; and

          (m) Indebtedness of the Borrower comprised of a guaranty by Borrower of the Melody Seller Senior Notes and the Melody Seller Contingent Notes.

               2.04. Amendment to Section 7.01. Section 7.01 of the Restated
                     -------------------------
Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) therein, (ii) deleting the period at the end of clause (o) and inserting in place thereof a semicolon and the word "and", and (iii) inserting at the end thereof a new clause (p), as follows:

          (p)  Default under Melody Permitted Indebtedness. A default or event
               -------------------------------------------
     of default, however designated, shall occur and be continuing under any of the Melody Permitted Indebtedness.

          3.   Financial Reporting. In addition to the financial statements and
               -------------------
other reports required by Section 5.01 of the Credit Agreement to be delivered by the Borrower to the Lender, the Borrower will deliver to the Lender (a) as soon as practicable and in any event within 90 days after the end of each Fiscal Year, a balance sheet of Melody and the related statements of income, stockholders' equity and cash flow of Melody for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, certified by the Chief Financial Officer of the Borrower as fairly presenting the financial condition of Melody as at the end of such Fiscal Year and the results of its operations and cash flow for such Fiscal Year; and (b) as soon as practicable and in any event within 30 days after the end of each month, a balance sheet of Melody as at the end of such month and the related statement of income of Melody for such month and the portion of the Fiscal Year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding periods of the prior Fiscal Year, all in reasonable detail and certified by the Borrower's Chief Financial Officer as fairly presenting the financial condition of Melody as at the date indicated and the results of its operations for the period indicated, subject to normal year-end adjustments.

           4.   No Further Amendments. Except as expressly or amended hereby,
                ---------------------
(a) the Restated Credit Agreement, the Notes issued thereunder and all other Loan Documents are in all respects ratified and confirmed and shall remain unchanged and in full force and effect, (b) the Lender does not hereby waive any existing or future Default or Event of Default or any right or privilege of the Lender under the Restated Credit Agreement, and (c) the Lender is not precluded from exercising any of its rights or privileges under the Restated Credit Agreement. Nothing contained in this Amendment shall obligate the Borrower or the Lender to enter into any further amendment or modification of the Restated Credit Agreement.

           5.  Representation and Warranties. (a) The Borrower hereby represents
               -----------------------------
and warrants to the Lender that no Default or Event of Default exists under the Restated Credit Agreement, or would occur under the Restated Credit Agreement as a result of the modifications thereto effected hereby, and that the representations and warranties of the Borrower set forth in Article IV of the Restated Credit Agreement are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly speak only as of a prior date, in which case such representations and warranties were true and correct on and as of such prior date.

          (b) The Borrower hereby represents and warrants to the Lender that it has provided to the Lender copies of all Melody Acquisition Documents, and that the form of each Melody Acquisition Document last furnished to the Lender prior to the Amendment Effective Date is a true, correct and complete copy of such document as executed by the parties thereto on or prior to the Closing Date (as defined in the Melody Stock Purchase Agreement), and is in full force and effect in such form, without amendment, modification or waiver on and as of the Closing Date. The Borrower agrees that it shall not, without the prior written consent of the Lender, which may be given or withheld in the Lender's sole discretion, enter into any amendment or modification of any Melody Acquisition Document, or enter into any agreement ancillary thereto, which would increase the obligations of or burdens on the Borrower or any of its Subsidiaries under any Melody Acquisition Document or decrease the benefits to which it is entitled thereunder.

          6.    Governing Law. This Amendment shall be governed by and construed
                -------------
in accordance with the laws of the State of California.

          7.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which, when so executed and delivered, shall be deemed an original. All such counterparts taken together shall constitute but one and the same instrument.

          8.    Effectiveness. This Amendment shall be effective as of the date
                -------------
first written above on the later of (a) the Closing Date (as defined in the Melody Stock Purchase Agreement) or (b) the date on which a counterpart hereof shall have been executed and delivered by each of the parties hereto, including without limitation the Guarantors identified below or (c) the date on which an amendment or waiver, in form and substance satisfactory to the Lender, becomes effective under the Senior Subordinated Credit Agreement, with respect to the matters referred to herein, or (d) the date on which the Borrower causes to be delivered to the Lender (i) the Subsidiary Guaranty and the Subsidiary Security Agreement, both duly executed by Melody, or a reaffirmation thereof and its obligations thereunder duly executed by Melody, as successor by merger to CB Mortgage, in form and substance satisfactory to the

Lender, together with financing statements on Form UCC-1 executed by Melody and in form sufficient for filing in California, Texas and each other jurisdiction in which Melody conducts business, and (ii) in pledge, pursuant to the CBCREG Pledge Agreement, certificates representing all of the issued and outstanding capital stock of Melody, as the corporation surviving the Melody Merger, and Melody California, or (e) the date of payment of all fees provided in the letter dated June 30, 1996 from the Borrower to the Lender (the "Amendment Effective Date").

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                       CB COMMERCIAL REAL ESTATE GROUP, INC.

                                       By: /s/ David A. Davidson
                                           ------------------------
                                       Name: David A. Davidson
                                       Title: Senior Executive
                                              Vice President

                                       THE SUMITOMO BANK, LIMITED

                                       By: /s/ Goro Hirai
                                           ------------------------
                                       Name:  Goro Hirai
                                       Title: Joint General Manager

            ACKNOWLEDGMENT, CONSENT AND REAFFIRMATION OF GUARANTORS

           The undersigned Guarantors hereby acknowledge that they have reviewed this Amendment and the Restated Credit Agreement. The undersigned consent to the Amendment, confirm that they agree to the terms thereof and hereby reconfirm the Guaranties and other Loan Documents to which they are a party, which they acknowledge shall remain in full force and effect.


                              CB COMMERCIAL HOLDINGS, INC.

                              By: /s/ David Davidson
                                  --------------------------
                              Name:  David A. Davidson
                              Title: Senior Executive
                                     Vice President


                              CB COMMERCIAL MORTGAGE COMPANY, INC. (formerly CB COMMERCIAL MORTGAGE BANKING, INC., formerly CB COMMERCIAL, INC., formerly CB FUNDING CORPORATION); CB COMMERCIAL REAL ESTATE GROUP OF IOWA, INC. (formerly COLDWELL BANKER, INC.); CB COMMERCIAL REALTY ADVISORS, INC. (formerly COLDWELL BANKER REAL ESTATE ADVISORY SERVICES, INC.); SUTTER FREMONT REAL ESTATE MERCHANT CAPITAL CORPORATION (formerly CB COMMERCIAL REAL ESTATE SERVICES INC.), (formerly COLDWELL BANKER COMMERCIAL REAL ESTATE SERVICES INC.); CB COMMERCIAL BROKERAGE, INC., COLDWELL BANKER COMMERCIAL BROKERAGE, INC. (formerly COLDWELL BANKER & COMPANY REAL ESTATE AND INSURANCE BROKERS); SUTTER FREMONT PROPERTY SERVICES, INC. (formerly CB COMMERCIAL PROPERTY SERVICES, INC., (formerly COLDWELL BANKER PROPERTY SERVICES, INC.); CB COMMERCIAL REAL ESTATE FUND MANAGEMENT, INC. (formerly COLDWELL BANKER REAL ESTATE FUND MANAGEMENT, INC.); CB COMMERCIAL REAL ESTATE MANAGEMENT SERVICES, INC. (formerly COLDWELL BANKER REAL ESTATE MANAGEMENT SERVICES, INC.); CB COMMERCIAL SUTTON & TOWNE, INC. (formerly COLDWELL BANKER

                              SUTTON & TOWNE, INC.); SUTTON & TOWNE N.J., INC.; SUTTER FREMONT, INC. (formerly CB COMMERCIAL); HOLDINGS SECURITIES CORPORATION, (formerly COLDWELL BANKERS SECURITIES CORPORATION); CB COMMERCIAL WAREHOUSE PROPERTY CORP. (formerly CB WAREHOUSE PROPERTY CORP.)

                              By: /s/ David A. Davidson
                                  ----------------------------
                              Name:  David A. Davidson
                              Title: Vice President


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